Exhibit 99.1

Ameritrans Capital Corporation

The following Unaudited Pro Forma Consolidated Financial Statements of Ameritrans Capital Corporation and its consolidated subsidiaries are included herein:

•

Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2012

•

Unaudited Pro Forma Consolidated Statement of Operations for the six months ended December 31, 2012

•

Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2012

•

Unaudited Pro Forma Consolidated Statement of Operations for the fiscal year ended June 30, 2012

•

Notes to the Unaudited Pro Forma Consolidated Financial Statements

The Unaudited Pro Forma Consolidated Financial Statements and the related Notes presented reflect the deconsolidation of Elk Funding Corp. ("Elk") as a result of the entry of a Consent Order of Receivership (the “Consent Order”) appointing the SBA as permanent, liquidating receiver of Elk, effective as of April 25, 2013 (the “Entry Date”). Ameritrans Capital Corporation has determined that as a result of the Consent Order and beginning on the Entry Date, that it will no longer consolidate Elk for financial reporting purposes. The Unaudited Pro Forma Consolidated Financial Statements have been prepared by applying pro forma adjustments to the amounts previously reported in the Consolidated Financial Statements included in Ameritrans Capital Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2012 and Unaudited Consolidated Financial Statements included in Ameritrans Capital Corporation's Quarterly Report on Form 10-Q for the period ended December 31, 2012. The Unaudited Pro Forma Consolidated Statements of Income for the six months ended December 31, 2012 and the year ended June 30, 2012 reflect the deconsolidation of Elk, assuming the April 25, 2013 disposition had occurred as of the beginning of the respective fiscal year. The Unaudited Pro Forma Consolidated Balance Sheet reflects the deconsolidation of Elk, assuming the Consent Order had occurred on December 31, 2012. The pro forma adjustments, as described in the Notes to the Unaudited Pro Forma Consolidated Financial Statements, are based on currently available information.

The Unaudited Pro Forma Consolidated Financial Statements reflect the deconsolidation of Elk. For purposes of the Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2012, the investment in Elk is reflected at a fair value of zero. The Unaudited Pro Forma Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the operating results or financial position that would have occurred had the Consent Order occurred on, or as of, the dates indicated, nor are they necessarily indicative of future operating results or financial position.

Ameritrans Capital Corporation

Pro Forma Consolidated Balance Sheet

December 31, 2012

(Unaudited)

	As Reported (a)	Less: Deconsolidation of Elk (b)	Pro forma Adjustments		Proforma
Assets

Investments at fair value
Non Controlled/affiliated investments	$200,000	$-	$-		$200,000
Non Controlled/non affiliated investments	13,211,033	7,924,706	-		5,286,327
Controlled affiliated investments	331,487	331,487	-		-

Total investments at fair value	13,742,520	8,256,193	-		5,486,327

Cash	1,453,560	1,338,775	-		114,785
Accrued interest receivable	739,191	694,764	-		44,427
Assets acquired in satisfaction of loans	153,325	28,325	-		125,000
Furniture and equipment, net	44,525	40,387	-		4,138
Deferred loan cost, net	225,034	225,034	-		-
Due from Ameritrans	-	11,863,927	(11,863,927)	(c)	-
Prepaid expenses and other assets	163,010	150,311	-		12,699

Total assets	$16,521,165	$22,597,716	$(11,863,927)		$5,787,376

Liabilities and Net Liabilities

Liabilities:
Debentures payable to SBA	$21,175,000	$21,175,000	$-		$-
Due to Elk Associates Funding Corporation	-	-	(11,863,927)	(c)	11,863,927
Accrued expenses and other liabilities	367,230	255,879	-		111,351
Accrued interest payable	860,679	860,679	-		-
Dividends payable	843,750	-	-		843,750

Total liabilities	23,246,659	22,291,558	(11,863,927)		12,819,028

Net Liabilities:
Preferred Stock 9,500,000 shares authorized, none issued or outstanding; 9-3/8% cumulative participating redeemable preferred stock; $.01 par value, $12.00 face value, 500,000 shares authorized; 300,000 shares issued and outstanding	3,600,000	-	-		3,600,000
Common stock, $0001 par value; 45,000,000 shares authorized, 3,405,583 shares issued; 3,395,583 shares outstanding	341	-	-		341
Additional paid in capital	21,330,544	16,129,119	-		5,201,425
Losses and distributions in excess of earnings	(25,093,897)	(10,937,275)	-		(14,156,622)
Net unrealized depreciation on investments	(6,492,482)	(4,815,686)	-		(1,676,796)
Total	(6,655,494)	376,158	-		(7,031,652)
Less Treasury stock, at cost, 10,000 shares of common	(70,000)	(70,000)	-		-
Total net liabilities	(6,725,494)	306,158	-		(7,031,652)

Total liabilities and net liabilities	$16,521,165	$22,597,716	$(11,863,927)		$5,787,376

Net liability value per common share	$(3.04)				$(3.13)

See the notes to the Unaudited Pro Forma Consolidated Financial Statements.

Ameritrans Capital Corporation

Pro Forma Statement of Operations

For the Six Months Ended December 31, 2012

(Unaudited)

	As Reported (a)	Less: Deconsolidation of Elk (b)	Pro forma Adjustments		Proforma
Investment Income:
Interest on loans receivable
Non- controlled/ non- affiliated investments	$488,689	$488,685	$-		$4
Controlled affiliated investments	13,139				13,139
	501,828	488,685			13,143
Fees and other income	-	-			-
	501,828	488,685	-		13,143

Expenses:
Interest	518,173	518,173			-
Salaries and employee benefits	501,421	501,421	162,962	(d)	162,962
Occupancy	87,966	87,966	43,983	(d)	43,983
Legal fees	841,783	789,615	427,648	(d)	479,816
Accounting and compliance fees	322,185	306,561	168,021	(d)	183,645
Directors fees and expense	138,459	138,459	69,229	(d)	69,229
Other administrative expenses	243,780	297,401	192,576	(d)	138,955
Loss and impairment on assets acquired in satisfaction of loans, net	163,893	163,893	81,946	(d)	81,946
Total expenses	2,817,660	2,803,489	1,146,365		1,160,536
Net investment loss	(2,315,832)

Net realized gains (losses) on investments	(83,717)	(83,717)	-		-
	(83,717)	(83,717)	-		-
Net Unrealized depreciation on investments	(593,707)	(362,942)	-		(230,765)
Net realized/ unrealized losses on investments	(677,424)	(446,659)	-		(230,765)
Net decrease in net assets from operations	(2,993,256)	(2,761,463)	(1,146,365)		(1,378,158)
Distributions to preferred shareholders	(168,750)		-		(168,750)
Net decrease in net assets from operations available to common shareholders	$(3,162,006)	$(2,761,463)	$(1,146,365)		$(1,546,908)

See the notes to the Unaudited Pro Forma Consolidated Financial Statements.

Ameritrans Capital Corporation

Pro Forma Consolidated Balance Sheet

June 30, 2012

(Unaudited)

	As Reported (a)	Less: Deconsolidation of Elk (b)	Pro forma Adjustments		Proforma
Assets

Investments at fair value
Non Controlled/non affiliated investments	$16,169,728	$11,430,300	$-		$4,739,428
Controlled affiliated investments	332,878	332,878	-		-

Total investments at fair value	16,502,606	11,763,178	-		4,739,428

Cash	184,338	122,225	-		62,113
Accrued interest receivable	807,643	763,371	-		44,272
Assets acquired in satisfaction of loans	878,325	753,325	-		125,000
Furniture and equipment, net	44,359	39,417	-		4,942
Deferred loan cost, net	260,459	260,459	-		-
Due from Ameritrans	-	10,874,927	(10,874,927)	(c)	-
Prepaid expenses and other assets	263,641	250,073	-		13,568

Total assets	$18,941,371	$24,896,975	$(10,874,927)		$4,989,323

Liabilities and Net Liabilities

Liabilities:
Debentures payable to SBA	$21,175,000	$21,175,000	$-		$-
Due to Elk Associates Funding Corporation			(10,874,927)	(c)	10,874,927
Accrued expenses and other liabilities	312,353	241,848	-		70,505
Accrued interest payable	342,506	342,506	-		-
Dividends payable	675,000	-	-		675,000

Total liabilities	22,504,859	21,759,354	(10,874,927)		11,620,432

Net Liabilities:
Preferred Stock 9,500,000 shares authorized, none issued or outstanding; 9-3/8% cumulative participating redeemable preferred stock; $.01 par value, $12.00 face value, 500,000 shares authorized; 300,000 shares issued and outstanding	3,600,000				3,600,000
Common stock, $0001 par value; 45,000,000 shares authorized, 3,405,583 shares issued; 3,395,583 shares outstanding	341				341
Additional paid in capital	21,330,544	16,129,119	-		5,201,425
Losses and distributions in excess of earnings	(22,525,598)	(8,538,754)	-		(13,986,844)
Net unrealized depreciation on investments	(5,898,775)	(4,452,744)	-		(1,446,031)
Total	(3,493,488)	3,137,621	-		(6,631,109)
Less Treasury stock, at cost, 10,000 shares of common	(70,000)	(70,000)	-		-
Total net liabilities	(3,563,488)	3,067,621	-		(6,631,109)

Total liabilities and net liabilities	$18,941,371	$24,896,975	$(10,874,927)		$4,989,323

Net liability value per common share	$(2.11)				$(3.01)

See the notes to the Unaudited Pro Forma Consolidated Financial Statements.

Ameritrans Capital Corporation

Pro Forma Statement of Operations

For the Fiscal Year Ended June 30, 2012

(Unaudited)

	As Reported (a)	Less: Deconsolidation of Elk (b)	Pro forma Adjustments	Proforma
Investment Income:
Interest on loans receivable
Non-controlled/non-affiliated investments	$2,022,374	$2,022,374	$-	$-
Controlled affiliated investments	27,237	4,272	-	22,965
	2,049,611	2,026,646	-	22,965
Fees and other income	11,466	6,858	-	4,608
	2,061,077	2,033,504	-	27,573

Expenses:
Interest	1,280,954	1,029,643	-	251,311
Salaries and employee benefits	1,275,282	414,478	-	860,804
Occupancy	173,187	86,593	-	86,594
Legal fees	1,407,893	971,766	-	436,127
Accounting and compliance fees	737,036	313,021	-	424,015
Directors fees and expense	150,641	75,320	-	75,321
Other administrative expenses	942,590	500,634	-	441,956
Advisory fees	101,984	-	-	101,984
Total expenses	6,069,567	3,391,455	-	2,678,112
Net investment loss, before gain on extinguishment of debt	(4,008,490)	(1,384,471)	-	(2,624,019)
Gain on extinguishment of debt	353,620	-	-	353,620
Net investment loss	(3,654,870)	(1,384,471)	-	(2,270,399)

Net realized gains on investments	184,679	(52,860)	-	237,539
	184,679	(52,860)	-	237,539
Net Unrealized depreciation on investments	(1,991,890)	(1,922,966)	-	(68,924)
Net realized/unrealized losses on investments	(1,807,211)	(1,975,826)	-	168,615
Net decrease in net assets from operations	(5,462,081)	(3,333,777)	-	(2,128,304)
Distributions to preferred shareholders	(337,500)	-	-	(337,500)
Net decrease in net assets from operations available to common shareholders	$(5,799,581)	$(3,333,777)	$-	$(2,465,804)

See the notes to the Unaudited Pro Forma Consolidated Financial Statements.

AMERITRANS CAPITAL CORPORATION

Notes to the Unaudited Pro Forma Consolidated Financial Statements

(a)

Amounts represent historical financial information from Ameritrans Capital Corporation's Quarterly Report on Form 10-Q for the period ended December 31, 2012 or from Ameritrans Capital Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2012.

(b)

Amounts represent the Elk Statement of Operations for the six months ended December 31, 2012 and for the fiscal year ended June 30, 2012or Elk's Consolidated Balance Sheet as of December 31, 2012 and June 30, 2012.

(c)	To record amounts owed by Ameritrans Capital Corporation to Elk.

(d)

Adjustments relate to allocation of expenses incurred by Ameritrans Capital Corporation, but paid for by and recorded on the books of Elk and, hence, would not be eliminated by the deconsolidation of Elk.